Exhibit 10.2

AMENDMENT NO. 1 AND JOINDER TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 AND JOINDER TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of June 4, 2024, is made and entered into by and among AST SpaceMobile, Inc., a Delaware corporation (the “Company”) and the persons identified as AST Equityholders on the signature pages hereto (the “AST Equityholders” and, together with the Company, the “Parties”), to amend the certain terms and conditions of that certain Registration Rights Agreement, dated as of April 6, 2021, by and among the Company and the other parties thereto (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”). Defined terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Original Agreement.

RECITALS

WHEREAS, on March 4, 2024, Invesat LLC, a Delaware limited liability company (“Invesat”), entered into a blocker merger pursuant to which Antares Technologies LLC, a Delaware limited liability company (“Antares”) became the owner of the economic interests in the Company previously held by Invesat; and

WHEREAS, the Parties desire to enter into this Amendment to amend the Original Agreement pursuant to Section 5.6 (Amendments and Modifications) thereof so to provide Antares the same rights and obligations as Invesat thereunder.

NOW, THEREFORE, the undersigned, in consideration of the premises, covenants and of the mutual agreements set forth herein and in the Original Agreement, and other good, sufficient and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

Section 1. Addition of Antares as a Party to the Registration Rights Agreement. The Parties hereby agree to add Antares as a party to the Registration Rights Agreement. The Parties further agree that, from and after the date hereof, all of the rights and obligations of Invesat under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to and assumed by Antares (and all references in the Registration Rights Agreement to Invesat shall be substituted for references to Antares). By executing this Amendment, Antares hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the date hereof as if it were Invesat, and all other parties agree to comply with all obligations under the Registration Rights Agreement, and be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the date hereof towards Antares as if it were Invesat.

Section 2. Amendments. The Original Agreement shall hereby be amended as follows:

(a) The definition of “Additional Registrable Security” in Section 1.1 is amended and restated as follows:

“Additional Registrable Security” shall mean (i) any shares of Class A Common Stock issued by the Company to a Holder in connection with the redemption by a Holder of Common Units owned by any Holder, (ii) any shares of Class A Common Stock issued by the Company to a Holder in connection with a Blocker Transaction and (iii) any other equity security of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (i) or (ii) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

(b) The definition of “Permitted Transferees” in Section 1.1 is amended and restated as follows:

“Permitted Transferees” shall mean any person or entity (i) to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the Lock-up Period pursuant to the Stockholders Agreement or (ii) with respect to a Holder of Registerable Securities, any Blocker Stockholder in connection with a Blocker Transaction with respect to such Holder.

(c) Section 1 is hereby amended by adding the following definition thereto in appropriate alphabetical order:

“Blocker Transaction” means, with respect to a Holder, the Company’s direct or indirect acquisition of such Holder, or a direct or indirect subsidiary of such Holder, that has no material assets other than equity interests in the Company and AST and has no material liabilities other than any liabilities directly relating such equity interests (each, a “Blocker Corporation”) (i) via a combination pursuant to which the Company will issue shares of Class A Common Stock to the stockholders of such Blocker Corporation (each, a “Blocker Stockholder”) as consideration for all of their shares of such Blocker Corporation and (ii) that (a) is required of the Company under Section 11.8 of the AST LLC Agreement or (b) has otherwise been consented to by the Company.

(d) Section 5.2.2 is amended and restated as follows:

This Agreement and the rights, duties and obligations of the Holders hereunder may not be assigned or delegated by the Holders in whole or in part; provided, however, that, subject to Section 5.2.5, a Holder may assign the rights and obligations of such Holder hereunder relating to particular Registrable Securities in connection with the transfer of such Registrable Securities to a Permitted Transferee of such Holder in accordance with the Stockholders Agreement; provided, further, that a Holder’s rights, duties and obligations under this Agreement may be assigned to a Blocker Stockholder in connection with a Blocker Transaction with respect to such Holder.

Section 3. Effect of this Amendment. It is the intent of the parties that this Amendment constitutes an amendment of the Original Agreement as contemplated by Section 5.6 (Amendments and Modifications) thereof. This Amendment shall be deemed effective as of the date hereof as if executed by the parties hereto on such date. Except as expressly provided in this Amendment, all of the terms of the Original Agreement remain unchanged and in full force and effect.

Section 4. General. The following Sections of the Original Agreement shall be deemed incorporated into, made part of and shall apply mutatis mutandis to this Amendment: Section 5.1 (Notices); Section 5.2 (Assignment; No Third Party Beneficiaries); Section 5.3 (Counterparts); Section 5.4 (Governing Law); Section 5.5 (Jurisdiction; Waiver of Jury Trial); Section 5.6 (Amendments and Modifications) and Section 5.7 (Other Registration Rights).

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first above written.

COMPANY: AST SpaceMobile, Inc. a Delaware corporation

By	/s/ Sean Wallace
Name:	Sean Wallace
Title:	Chief Financial Officer

[Signature Page to Amendment No.1 to Registration Rights Agreement]

AST EQUITYHOLDER: Antares Technologies LLC a Delaware limited liability company

By	/s/ Adriana Cisneros
Name:	Adriana Cisneros
Title:	President

[Signature Page to Amendment No.1 to Registration Rights Agreement]

AST EQUITYHOLDER: Vodafone Ventures Limited, a private limited company organized under the Laws of England and Wales

By	/s/ Luke Ibbetson
Name:	Luke Ibbetson
Title:	Authorized Signatory

[Signature Page to Amendment No.1 to Registration Rights Agreement]

AST EQUITYHOLDER: ATC TRS II LLC, a Delaware limited liability company

By	/s/ Stephen Green
Name:	Stephen Greene
Title:	Vice President – Corporate Legal

[Signature Page to Amendment No.1 to Registration Rights Agreement]

AST EQUITYHOLDER: Rakuten Mobile USA Service Inc., a Delaware Corporation

By	/s/ Junya Yukawa
Name:	Junya Yukawa
Title:	Representative Director

[Signature Page to Amendment No.1 to Registration Rights Agreement]

AST EQUITYHOLDER:

/s/ Abel Avellan
Abel Avellan

[Signature Page to Amendment No.1 to Registration Rights Agreement]